Exhibit 10.6



                                  OFFICE LEASE

     THIS LEASE, made this 5th day of January, 2000, between Americana Publishing, Inc., 142 Truman NE, Albuquerque, New Mexico, hereinafter referred to "Tenant", and George Lovato, Jr./Tierra Americana Real Estate, LLC hereinafter referred to as "Landlord".

     WITNESSETH:

     NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

     WHEREAS, Tenant is desirous of leasing and hiring from Landlord certain premises located in that certain building located at 303 San Mateo Blvd., N.E., City of Albuquerque, County of Bernalillo, State of New Mexico, hereafter referred to as the "Building".

DESCRIPTION OF PROPERTY AND TERM:

     1. (a) For and in consideration of the agreement of Tenant to pay the rental and other sums herein provided for and to perform the terms, covenants and conditions on its part herein contained, the full performance and observance of which and all thereof being hereby agreed by Tenant to the conditions precedent and subsequent to the covenants on the part of Landlord, and, at the option of Landlord, to the continuance of this lease, Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord certain space located on the 1st floor of the building and designated on the attached Exhibit "A".

          (b) The term of this lease shall be for a period of 4 years, commencing on January 5, 2000.

RENTAL:

     2. (a) Tenant agrees to pay, as minimum rental, at such place as may be designated from time to time, by Landlord, with lease payments on a monthly basis as follows: The first years monthly lease payments shall be $2,000/month or $24,000 annually; The second years monthly lease payments shall be $3,000/month or $36,000 annually; The third years monthly lease payments shall be $4,000/month or $48,000; The fourth year monthly lease payments shall be $5,000/month or $60,000 annually, payable in lawful money of the United States with the first two year lease payments paid in advance upon execution of this lease and on a per month basis beginning on January 5, 2002. If the term commences on any day other than the first day of the calendar month, a prorata friction of a full month's rental shall be paid on the first day of said lease term and a corresponding prorata fraction shall be paid for the partial month at the end of said lease term. Tenant further agrees to pay Landlord any excise, sales or privilege tax imposed or levied by any government or governmental agency upon Landlord on account of this lease or the rental paid hereunder.

          (b) Tenant agrees to be liable for damage to the premises in an amount not to exceed $2,000, normal wear and tear accepted. The Landlord and Tenant shall jointly inspect and verify the existing condition of the premises following lease execution.

     3. (a) Tenant shall use the premises for Offices and for no other purpose.

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          (b) Tenant shall not commit, or suffer to be committed any nuisance or other act or thing against public policy, or which may disturb the quiet enjoyment of any other tenant of the building. Tenant agrees not to deface or damage the building in any manner or overload the floors of the premises.

          (c) Tenant agrees not to use or permit the use of the premises or any part thereof for any purpose prohibited by law, and Tenant agrees, at its sole expense, to comply with and conform to all of the requirements of all governmental authorities having jurisdiction thereof, present or future, relating in any way to the condition, use and occupancy of the premises throughout the entire term of this lease.

          (d) No goods, merchandise or materials shall be kept, stored or sold by Tenant in or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or commission to be done on or about the premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then the increased cost of such insurance on the building shall be paid by Tenant to Landlord with the next succeeding installment of rental. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the premises and the building.

SERVICES AND UTILITIES:

     4. (a.) Landlord agrees to provide 110 volt wiring and electricity for lighting and light office machines, water, heat, refrigerated air-conditioning, window cleaning, janitorial service three times a week, and building maintenance service. Landlord shall not be liable for the stoppage or interruption of any said services or utilities caused by riots, strikes, labor disputes, or accidents, necessary repairs or conditions beyond Landlord's control.

          (b.) Landlord shall furnish heating, ventilation and air conditioning ("HVAC") for the premises as required in Landlord's judgment for the condonable and normal occupancy of the premises, however, the tenant shall pay all utilities for the square footage leased by the tenant.

PARKING:

     5. Landlord agrees to provide designated off street parking spaces for the joint use of all the tenants of the 303 San Mateo Blvd., N.E., Building and their invitees. It is understood and agreed that if, in the sole opinion of the Landlord, Parking in the common area parking lot of the building becomes overcrowded, Landlord may specifically restrict Tenants use of said parking lot to not more than fourteen (14) vehicles at any one time.

ACCEPTANCE OF PREMISES:

     6. No representations, except such as are contained herein, have been made to Tenant respecting the condition of the premises. By entry hereunder, Tenant accepts the premises as being free from defects and in good, clean sanitary order, condition and repair, and agrees to keep the premises in such condition. Tenant further agrees on the last day of the term hereby created, or sooner termination of this lease, to surrender auto Landlord the premises in the same condition as when received, ordinary wear and tear excepted.

DESTRUCTION OF PREMISES:

     7. In the event of a partial or total destruction of the premises during the lease term from any cause other than by failure or neglect on the part of the Tenant to perform or observe any term, covenant or condition hereof, Landlord shall forthwith repair the same, unless Landlord shall elect to terminate this lease as hereinafter set forth. Such destruction shall in nowise annul or void this lease, except that Tenant shall be entitled to a

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proportionate reduction of the rental while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with business carried on by Tenant on or about said premises. In respect to any damage or destruction which Landlord is obligated to repair or my elect to repair under the terms of this paragraph, Tenant hereby waives all rights under any law in existence during the term of this lease authorizing the termination of a lease upon the complete or partial destruction of the leased premises. In the event that the premises are partially or totally destroyed by a cause or casualty other than those covered by fire and extended coverage insurance, or in the event that the building is destroyed by any cause or casualty to the extent of not less than thirty-three and one-third (33 1/3%) percent of the replacement cost thereof, whether the premises be damaged or not, Landlord may elect to terminate this lease by giving notice to Tenant within ninety (90) days after the occurrence of such destruction.

EMINENT DOMAIN:

     8. If any part of the premises shall be taken for public or quasi-public use by right of eminent domain or transferred by agreement in connection with such public or quasi-public use, with or without any condemnation action or proceeding being instituted, this lease shall terminate as of the date title shall vest in the condemnor. All compensation or damages awarded upon such taking or transfer shall go to Landlord and Tenant shall have no claim thereto.

ALTERATION AND IMROVEMENTS:

     9. (a) Tenant shall construct and install at its sole expense any and all leasehold improvements and fixtures, subject to the terms and conditions herein contained, it being expressly understood that Landlord's sole construction obligation is to construct and install, in accordance with the general standards of the building, the walls, doors, carpeting, furnished ceiling, central toilet facilities, and such finished partitioning, electrical outlets and electrical fixtures as may be shown on Exhibit "A" attached hereto. Tenant agrees not to make any alterations of, or additions to the premises without the prior written consent of Landlord, and any alterations of, or additions to the premises except movable trade fixtures and equipment shall take place under the supervision of Landlord and shall become a part of the realty. Tenant shall keep the premises and improvements thereon free and clear of all liens arising out of or claimed by reason of any work performed, material furnished or obligations incurred by or at the instance of Tenant, and indemnify and save Landlord the premises and the building harmless of all such liens or claims of lien and all attorney's fees and other costs and expenses incurred by reason thereof.

          (b) Landlord shall have the right at any time to alter, repair or improve the premises and the building, subject to the terms of the Real Estate Contract and Landlord and its representatives for that purpose may enter on and about the premises and the building with such material as Landlord may deem necessary, and may erect scaffolding and all other necessary structures on or about the premises and the building. Tenant waives any claim for damages including loss of business resulting there from. In the exercise of its rights under this subparagraph Landlord shall not unreasonably interfere with the conduct of Tenants business.

TAXES:

     10. In addition to the minimum monthly rent in Paragraph 2. (a) above, Tenant agrees to pay WAIVED percent of any and all increases in real estate taxes levied or assessed against the real property of which the building and the premises are a paid over and above the amount of such taxes or assessments during the calendar year 2000 Tenant, upon demand, shall pay such amounts to Landlord with the next succeeding installment of rental.

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LIABILITY:

     11. Tenant agrees that Landlord shall not at any time or to any extent whatsoever be liable, responsible or in anywise accountable for any loss, injury, death or damage to persons or property, from any cause or causes whatsoever, which at any time may be suffered or sustained by Tenant, or by any person whosoever at any time may be using occupying or visiting the premises, and Tenant agrees to indemnify and save Landlord harmless from any and all claims, liabilities, losses, damages, costs and expenses whatsoever arising out of any such loss, injury, death or damage however occurring. Tenant agrees to pay for all damages done to the premises or the building by Tenant or any person or persons permitted on the premises by Tenant.

ENTRY BY LANDLORD:

     12. Landlord and its representatives shall have the right to enter the premises at all reasonable times to inspect the same, to make repairs and to maintain the building, to post such reasonable notices as Landlord may desire to protect its rights, or, during the ninety (90) days prior to the expiration of this lease, to exhibit the premises to prospective tenants and to place upon the doors or in the windows of the premises any usual or ordinary "to Let" or "to Lease" signs.

TENANT'S FIXTURES:

     13. Tenant, at any time Tenant is not in default hereunder, may remove its movable trade fixtures and equipment, and upon expiration or termination of this lease, if so requested by Landlord, shall remove all fixtures and equipment installed on the premises by Tenant, whether of not such fixtures and equipment are fastened to the building and regardless of the manner in which they are so fastened; provided, however, that Tenant shall fully repair damage of any kind or character occasioned by the removal of any such fixtures or equipment and shall leave the premises and building in a good, clean and sanitary condition.

ASSIGNMENT AND SUBLETTING:

     14. (a) Tenant shall not assign this lease, nor sublet all or any portion of the premises, not permit the use of all or any part of the premises by persons other than Tenant, its servants and agents, without the prior written consent of Landlord, and any such assignment, sublease or permission without such consent shall be void and, at the option of Landlord ' shall terminate this lease.

          (b) Tenant agrees that in the event any proceedings under the Bankruptcy Act or any amendment thereto be commenced by or against Tenant and if against Tenant, said proceedings shall not be dismissed before either an adjudication in bankruptcy or the confirmation of a composition arrangement or plan of reorganization, or in the event Tenant be adjudged insolvent or make an assignment for the benefit of its creditors, or if a writ of attachment or execution be levied on the leasehold estate hereby created and be not released or satisfied within fifteen (15) days thereafter, or if a receiver be appointed in any proceeding or action to which Tenant is a party with authority to take possession or control of the premises or the business conducted thereon by Tenant and such receiver be not discharged within a period of fifteen (15) days after his appointment any such event shall constitute a breach of this lease by Tenant and, at the option of Landlord and without notice or entry or other action of Landlord, shall terminate this lease and also all rights of Tenant under this lease and any and all persons claiming under Tenant, in and to the premises.

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RULES AND REGULATIONS:

     15. Landlord shall have the right from time to time to prescribe rules and regulations, which in its judgment may be desirable, for the use, entry, operation and management of the premises and the building, each of which rules and regulations shall become a part of this lease. Tenant agrees to comply with such rules and regulations, provided, however, that such rules and regulations shall not contradict or abrogate any right or privilege herein expressly granted to Tenant. SIGNS:

     16. Tenant shall not place or permit to be placed any sign, advertisement notice or other display on any part of the inside or outside of the premises, except of such color, size and style and in such locations as shall be designated by Landlord. Tenant upon request of Landlord, shall immediately remove any sign, advertisement, notice or other display which Tenant has placed or permitted to be placed on any part of the inside or outside of the premises, which, in the opinion of Landlord, is objectionable, offensive or not in good taste, and if Tenant shall fail to do so, Landlord may enter the premises and remove the same at the expense of Tenant.

DEFAULT:

     17. If Tenant shall fail to pay any part of the rent herein provided or any other sum required by this lease to be paid to Landlord at the times or in the term provided, or if default shall be made in any of the other covenants or conditions on its part agreed to be performed, and if such failure to pay rent or such other such default shall continue for ten (10) days after written notice thereof from Landlord to Tenant, then Landlord, besides such other rights or remedies it may have, may either (a) terminate this lease, or (b) re-enter the premises by summary proceedings or otherwise, remove all persons and property from the premises without liability to any person for damages, sustained by reason of such removal, and re-let the premises at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. In such event Tenant shall remain liable for the monthly rent reserved in this lease, plus the reasonable cost of obtaining possession of the premises and of any repairs and alterations necessary to prepare them for re-letting, less the refits received from such re-letting, if any. Any and all monthly deficiencies so payable by Tenant shall be paid monthly on the date herein provided for the payment of rent. No such re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term all of which amounts shall be immediately due and payable from Tenant to Landlord.

ATTORNEY'S FEES:

     18. (a) If any person not a party to this lease shall institute an action against Tenant in which Landlord, involuntarily and without cause, shall be made a party defendant, Tenant shall indemnify and save Landlord harmless from all liabilities by reason thereof, including reasonable attorney's fees and all costs incurred by Landlord in such action.

          (b) If any action shall be brought to recover any rental under this lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this lease, or for the recovery of possession of the premises, the prevailing party shall be entitled to recover from the other party, as part of prevailing party's costs, a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

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HOLDING OVER:

     19. In the event of any holding over by Tenant after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing, Tenant shall become a tenant at sufferance only, subject to termination by Landlord or Tenant at any time upon at least thirty (30) days advance written notice, and all other terms and provisions of this Lease shall be applicable during that period. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease.

SUBORDINATION:

     20. Landlord expressly reserves the right at any time to place liens and encumbrances on and against the premises and the building, superior in lien and effect to this lease and the estate created hereby. This lease, at the option of Landlord, is and shall be subject, subordinate and inferior to the lien and estate of any liens and encumbrances, renewals, extensions or replacements thereof now or hereafter imposed by Landlord upon the premises or the building. Tenant agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to any such liens or encumbrances as shall be desired by Landlord, and hereby irrevocably appoints Landlord its attorney in fact to execute and deliver any such instrument or instruments for or in the name of Tenant.

NOTICES:

     21. All notices, demands or other writing in this lease provided to be given, made or sent by either party hereto to the other shall be deemed to have been fully given, made or sent when made in writing and deposited in the United States mail registered and, postage prepaid and addressed as follows:

         TO LANDLORD                  303 San Mateo NE, Suite 104A
                                      Albuquerque, New Mexico 87108

         TO TENANT                    On the leased premises

The address to which any notice, demand or other writing may be given, made or sent to either party may be changed by written notice given by such party as above provided.


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REMEDIES CUMULATIVE:

     22. All remedies herein conferred upon Landlord shall be cumulative and no one exclusive of any other remedy conferred herein or by law.

WAIVER:

     23. The waiver by Landlord of any breach of any term covenant or condition herein contained shall not be deemed to be a waiver of such term covenant or condition or any subsequent breach of the same or any other term covenant or condition herein contained. The subsequent acceptance of rental hereunder by Landlord shall not be deemed a waiver of any preceding breach by Tenant of any term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. None of the terms, covenants or conditions of this lease can be waived by either Landlord or Tenant except by appropriate written instrument.

CONSTRUCTION OF LEASE:

     24. The language in all parts of this lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. Paragraph headings in this lease are for convenience only and are not to be construed as a part of this lease or in any way defining, limiting or amplifying the provisions hereof. Time is of the essence of this lease and of every term, covenant and condition hereof The words "Landlord" and "Tenant", as herein used, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. In the event there is more than one Tenant, the obligations to be performed shall be joint and several. Landlord and Tenant agree that in the event any term, covenant or condition herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

     25. The tenant understands this is a non-smoking building and that smoking within the building will subject this lease to default with full amount of lease due to Landlord on liquidated damages.

     26. A deposit of WAIVED is due upon execution of this Lease. The deposit is refundable, less and costs associated with the default of this lease or any damage to the premises by Tenant.

SUCCESSORS AND ASSIGNS:

     27. Subject to the provisions of Paragraph 16 hereof, all the terms, covenants and conditions of this lease shall be binding upon and inure to the benefit of and shall apply to the respective heirs, executors, administrators, successors, assigns and legal representatives of Landlord and Tenant. REASONABLE
CONSENT:

     28. Landlord agrees not to unreasonably withhold its approval of or consent to any act of Tenant, where such approval or consent is required by the terms of this lease.

     IN WITNESS HEREOF, the parties hereto have executed this instrument by proper persons thereunto duly authorized to do so on this 5th day of January 2000.

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Tenant:                                        Landlord:


By: /s/ George Lovato, Jr.                     By: /s/ Don White
    ----------------------------                   -----------------------------

By:                                            By:
    ----------------------------                   -----------------------------

                                               Its:
                                                   -----------------------------
By:
   -----------------------------